UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07885

Name of Fund:   Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, Master Core Bond Enhanced Index Series of Quantitative Master Series LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 –	Report to Stockholders

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC Annual Report, December 31, 2008

PORTFOLIO MANAGEMENT COMMENTARY

How did the Series perform?
•

Master Core Bond Enhanced Index Series (the “Series”) generated a positive return, but underperformed the benchmark Barclays Capital US Aggregate Index for the 12-month period, as the Series had a total return of 1.59% compared to 5.24% return for the Index.

What factors influenced performance?
•

An underweight exposure to the US Treasury sector was one of the primary factors detracting from the Series’ performance, as Treasuries outpaced all other sectors, posting a return of 13.74% for the one-year period. Performance also was hampered by overweight positions in high-quality spread assets, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS). Exposure to CMBS and non-agency MBS proved most detrimental. Due to the wealth of negative financial news, fixed income markets continued to be heavily affected by the flight-to-quality trade, in which investors have been fleeing credit-related securities in favor of Treasury bonds. As a result, spreads between US Treasury securities and all major sectors widened dramatically, and in most cases, to record levels. Lastly, security selection within corporates hurt relative results, specifically our exposure to Lehman Brothers debt.

•

On the positive side, we tactically traded yield curve positioning throughout the period—we were biased toward a steeper yield curve for most of the year, before moving to a flattening bias closer to year-end. Collectively, these trades benefited performance. An underweight exposure to agencies and corporate debt also aided results for the period as both sectors underperformed risk-free Treasuries. Security selection in both ABS and CMBS issues proved advantageous as well.

Describe recent portfolio activity.
•

Liquidity issues plagued most fixed income sectors throughout the period. However, when opportunities did exist, we looked to take advantage and traded the portfolio accordingly. Over the year, this included: reducing the Series’ corporate exposure; tactically trading yield curve and duration positioning; increasing exposure to agency debt, specifically during the latter part of the period; and, increasing exposure to MBS (particularly non-agency issues) during the third and fourth quarters of 2008.

Describe portfolio positioning at period end.
•

The Series’ ended the period with neutral duration versus the benchmark. We remain underweight in US Treasury and agency securities, while maintaining an overweight in high-quality spread assets, preferring to buy and hold these securities that remain undervalued on a historical basis. Notably, this includes exposure to agency and non-agency MBS pools, seasoned CMBS paper and ABS issues. We hold an allocation to corporate bonds, with an emphasis on the financial and industrial sectors; however, we remain underweight versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Master Core Bond Enhanced Index Series

Portfolio Information as of December 31, 2008

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa	83%
AA/Aa	5
A/A	6
BBB/Baa	4
Not Rated	2

1Using the higher of Standard & Poor’s or Moody’s Investors Services ratings.

The Benefits and Risks of Leveraging

The Series may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Series may utilize leverage through short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Series on its longer-term portfolio investments. To the extent that the total assets of the Series (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Series’ shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Series, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Series’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Series’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Series’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Series may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Series to incur losses. The use of leverage may limit the Series’ ability to invest in certain types of securities or use certain types of hedging strategies. The Series will incur expenses in connection with the use of leverage, all of which are borne by Series shareholders and may reduce investment returns.

Derivative Instruments

The Series may invest in various derivative instruments, futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Series’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold a security that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

	Asset-Backed Securities	Par (000)	Value

	American Express Issuance Trust Series 2008-2 Class A, 4.02%, 1/18/11	$1,795	$1,713,422
	Bank of America Credit Card Trust Series 2008-A9 Class A9, 4.07%, 7/16/12	1,730	1,652,289
	Capital Auto Receivables Asset Trust Series 2004A Class A2B, 1.795%, 12/15/10 (a)	1,400	1,365,566
	Chase Issuance Trust:
	Series 2007-A17 Class A, 5.12%, 10/15/14	1,665	1,544,603
	Series 2008-A9 Class A9, 4.26%, 5/15/13	1,955	1,828,263
	Honda Auto Receivables Owner Trust:
	Series 2006-3 Class A3, 5.12%, 10/15/10	1,961	1,946,850
	Series 2008-1 Class A2, 3.77%, 9/20/10	2,115	2,083,970
	Nissan Auto Receivables Owner Trust Series 2006-A Class A3, 4.74%, 9/15/09	168	168,178
	Option One Mortgage Loan Trust Series 2007-5 Class 2A1, 0.561%, 5/25/37 (a)	1,043	933,437
	SLM Student Loan Trust (a):
	Series 2008-5 Class A2, 4.635%, 10/25/16	2,500	2,377,165
	Series 2008-5 Class A3, 4.835%, 1/25/18	630	548,593
	Series 2008-5 Class A4, 5.235%, 7/25/23	1,700	1,469,655
	USAA Auto Owner Trust Series 2005-4 Class A4, 4.89%, 8/15/12	1,959	1,926,189
	Wachovia Auto Owner Trust Series 2005-B Class A5, 4.93%, 11/20/12	2,013	1,932,101
	Whole Auto Loan Trust Series 2004-1 Class A4, 3.26%, 3/15/11	405	403,116

	Total Asset-Backed Securities - 10.1%		21,893,397

Industry	Corporate Bonds

Aerospace & Defense - 0.1%	Northrop Grumman Corp., 7.125%, 2/15/11	301	312,969

Air Freight & Logistics - 0.1%	United Parcel Service, Inc., 6.20%, 1/15/38	225	248,052

Automobiles - 0.1%	DaimlerChrysler NA Holding Corp.:
	7.30%, 1/15/12	141	121,878
	6.50%, 11/15/13	217	169,263

			291,141

Capital Markets - 1.4%	The Bear Stearns Cos., Inc., 4.903%, 7/19/10 (a)	330	319,358
	Goldman Sachs Capital II, 5.793% (a)(b)	392	150,694
	The Goldman Sachs Group, Inc., 5.25%, 10/15/13	316	290,294
	Lehman Brothers Holdings, Inc. (c):
	7.875%, 8/15/10	125	11,875
	4.519%, 9/15/22	400	36,000
	Series I, 5.25%, 2/06/12	435	41,325
	Series MTN, 7%, 9/27/27	210	19,950

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

	Corporate Bonds	Par (000)	Value

	Morgan Stanley:
	1.648%, 1/09/12 (a)	$345	$272,209
	Series F, 5.55%, 4/27/17	980	809,269
	UBS AG Series DPNT, 5.875%, 12/20/17	1,295	1,189,645

			3,140,619

Commercial Banks - 1.7%	BSCH Issuance Ltd., 7.625%, 11/03/09	763	748,502
	Bank One Corp., 5.90%, 11/15/11	152	152,488
	Corporacion Andina de Fomento, 6.875%, 3/15/12	273	264,105
	HSBC Bank USA NA, 4.625%, 4/01/14	355	328,908
	Korea Development Bank, 4.75%, 7/20/09	510	505,112
	M&T Bank Corp., 2.935%, 4/01/13 (a)(d)	250	208,746
	Royal Bank of Scotland Group Plc, 6.99% (a)(b)(d)	765	357,665
	Wachovia Bank NA, 6.60%, 1/15/38	255	276,652
	Wachovia Corp.:
	5.30%, 10/15/11	310	298,972
	5.50%, 5/01/13	585	578,472

			3,719,622

Computers & Peripherals - 0.4%	International Business Machines Corp.:
	5.70%, 9/14/17	525	561,285
	7.625%, 10/15/18	345	413,722

			975,007

Consumer Finance - 1.1%	CitiFinancial Credit Co., 10%, 5/15/09	75	74,952
	FIA Card Services NA, 4.625%, 8/03/09	400	399,968
	SLM Corp.:
	3.675%, 7/27/09 (a)	745	702,235
	Series A, 4%, 1/15/09	1,160	1,154,702

			2,331,857

Diversified Financial Services - 4.6%	Bank of America Corp.:
	6.60%, 5/15/10	58	58,663
	4.75%, 8/01/15	435	410,253
	7.80%, 9/15/16	280	285,036
	6%, 9/01/17	295	299,608
	5.75%, 12/01/17	325	324,493
	5.65%, 5/01/18	410	412,433
	Citigroup, Inc.:
	6.50%, 1/18/11	62	62,272
	6%, 2/21/12	102	100,871
	General Electric Capital Corp.:
	6.15%, 8/07/37	695	696,818
	6.375%, 11/15/67 (a)	640	402,284
	Series A, 4.875%, 10/21/10	306	309,958
	Series A, 5%, 12/01/10	5,087	5,169,954
	JPMorgan Chase & Co.:
	3.50%, 3/15/09	204	204,020
	4.50%, 11/15/10	253	256,338

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

	Corporate Bonds	Par (000)	Value

	6.625%, 3/15/12	$329	$337,027
	JPMorgan Chase Bank NA, 6%, 7/05/17 (e)	660	665,675

			9,995,703

Diversified Telecommunication Services - 0.1%	GTE Corp., 6.94%, 4/15/28	132	122,149
	Telecom Italia Capital SA, 5.25%, 10/01/15	244	185,745

			307,894

Electric Utilities - 0.6%	Commonwealth Edison Co., 6.95%, 7/15/18	141	133,495
	Florida Power & Light Co., 5.95%, 2/01/38	540	601,479
	Florida Power Corp., 6.40%, 6/15/38	225	251,267
	PacifiCorp., 6.25%, 10/15/37	330	348,853

			1,335,094

Energy Equipment & Services - 0.1%	Transocean, Inc., 6%, 3/15/18	250	227,700

Food Products - 0.4%	Kraft Foods, Inc., 6.50%, 8/11/17	775	778,985

Health Care Providers & Services - 0.1%	WellPoint, Inc., 5.95%, 12/15/34	151	125,446

Insurance - 0.8%	MetLife, Inc:
	6.125%, 12/01/11	75	73,976
	5%, 11/24/13	231	211,277
	5.70%, 6/15/35	102	83,061
	Metropolitan Life Global Funding I, 5.125%, 4/10/13 (d)	1,265	1,178,675
	Monumental Global Funding II, 4.375%, 7/30/09 (d)	253	250,999
	SunAmerica, Inc., 5.60%, 7/31/97	75	38,433

			1,836,421

Media - 1.7%	Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/13	520	537,952

	Comcast Cable Communications LLC, 8.875%, 5/01/17	231	246,674
	Comcast Corp.:
	5.85%, 1/15/10	237	236,382
	6.50%, 1/15/17	151	149,145
	7.05%, 3/15/33	227	236,782
	6.50%, 11/15/35	129	128,386
	News America, Inc.:
	7.25%, 5/18/18	339	329,697
	7.28%, 6/30/28	175	168,404
	Time Warner Cable, Inc., 6.20%, 7/01/13	1,525	1,442,490
	Time Warner Cos., Inc., 6.875%, 6/15/18	179	159,827

			3,635,739

Metals & Mining - 0.1%	Inco Ltd., 7.75%, 5/15/12	151	147,875
	Teck Cominco Ltd., 6.125%, 10/01/35	75	30,713

			178,588

Multi-Utilities - 0.1%	Dominion Resources, Inc., 5.70%, 9/17/12	151	149,517

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

	Corporate Bonds	Par (000)	Value

Multiline Retail - 0.8%	Federated Department Stores, Inc., 6.30%, 4/01/09	$69	$67,291
	Target Corp., 6%, 1/15/18	1,700	1,645,981

			1,713,272

Oil, Gas & Consumable Fuels - 1.4%	Anadarko Finance Co. Series B, 6.75%, 5/01/11	197	197,071
	Anadarko Petroleum Corp.:
	5.95%, 9/15/16	775	684,564
	6.45%, 9/15/36	151	119,114
	Canadian Natural Resources Ltd., 6.50%, 2/15/37	245	200,008
	Consolidated Natural Gas Co. Series C, 6.25%, 11/01/11	244	245,240
	EnCana Corp., 4.75%, 10/15/13	306	281,725
	Kern River Funding Corp., 4.893%, 4/30/18 (d)	91	71,488
	MidAmerican Energy Holdings Co.:
	5.95%, 5/15/37	408	369,955
	6.50%, 9/15/37	280	273,321
	PTT PCL, 5.875%, 8/03/35 (d)	100	87,000
	Pemex Project Funding Master Trust, 9.125%, 10/13/10	48	50,520
	XTO Energy, Inc., 6.75%, 8/01/37	400	374,626

			2,954,632

Paper & Forest Products - 0.1%	Celulosa Arauco y Constitucion SA, 5.125%, 7/09/13	151	144,146

Pharmaceuticals - 0.3%	GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13	590	591,804
	Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36	83	82,057

			673,861

Software - 0.2%	Oracle Corp., 5.75%, 4/15/18	410	428,847

Thrifts & Mortgage Finance - 0.0%	Golden West Financial Corp., 4.75%, 10/01/12	119	110,703

Tobacco - 0.2%	Philip Morris International, Inc., 6.875%, 3/17/14	365	383,574

Wireless Telecommunication Services - 0.3%	Sprint Capital Corp., 6.375%, 5/01/09	204	202,725
	Vodafone Group Plc:
	7.75%, 2/15/10	270	275,944
	6.25%, 11/30/32	102	96,710

			575,379

	Total Corporate Bonds - 16.8%		36,574,768

	Foreign Government Obligations

	Export-Import Bank of Korea:
	5.125%, 2/14/11	194	187,328
	5.125%, 3/16/15	319	266,885
	Inter-American Development Bank, 6.80%, 10/15/25	510	709,528
	Mexico Government International Bond Series A, 6.75%, 9/27/34	245	258,475
	Poland Government International Bond, 5%, 10/19/15	112	107,040

	Total Foreign Government Obligations - 0.7%		1,529,256

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

US Government Agency Mortgage-Backed Securities		Par (000)	Value

Fannie Mae Guaranteed Pass Through Certificates:
4.50%,	1/15/24 - 1/15/39 (f)	$12,100	$12,319,971
5.00%,	1/15/24 - 1/15/39 (e) (f)	18,187	18,605,865
5.50%,	1/01/35 - 1/15/39	18,428	18,902,337
5.843%,	8/01/36 (a)	2,497	2,544,221
6.00%,	2/01/13 - 1/15/39	10,759	11,078,323
6.50%,	12/01/25 - 10/01/36	895	933,413
7.00%,	4/01/27 - 3/01/31	99	105,053
7.50%,	10/01/27 - 5/01/32	101	107,040
8.00%,	9/01/15 - 9/01/31	89	94,149
8.50%,	5/01/30 - 1/01/31	8	8,618
9.50%,	7/01/17	17	18,498
10.00%,	10/01/18 - 5/01/22	9	9,619
10.50%,	12/01/16	2	2,423
Freddie Mac Mortgage Participation Certificates:
4.50%,	2/01/11 - 12/01/35 (f)	13,091	13,340,174
5.00%,	7/01/21 - 2/01/36 (e)	13,777	14,099,537
5.50%,	12/01/16 - 9/01/38 (e)	11,920	12,234,528
5.742%,	4/01/37 (a)	1,770	1,808,161
5.87%,	4/01/37 (a)	2,163	2,221,373
6.00%,	4/01/16 - 8/01/38	4,075	4,209,175
6.50%,	7/01/15 - 8/01/32	230	239,221
7.00%,	1/01/11 - 11/01/32	1,319	1,385,155
7.50%,	7/01/10 - 9/01/32	290	306,555
8.00%,	11/01/24 - 3/01/32	173	184,027
8.50%,	5/01/28 - 8/01/30	15	16,355
9.00%,	9/01/14	4	4,508
9.50%,	2/01/19	20	21,485
10.00%,	3/01/10 - 9/01/17	6	6,080
10.50%,	4/01/16	7	7,468
11.00%,	9/01/16	5	5,853
11.50%,	8/01/15	1	1,179
12.50%,	2/01/14	6	6,769
Ginnie Mae MBS Certificates:
4.50%,	9/15/35	1,552	1,585,211
5.00%,	4/15/35 - 5/15/36 (f)	4,296	4,415,640
5.50%,	1/15/39	2,000	2,059,376
6.00%,	4/20/26 - 1/15/39	6,842	7,069,517
6.50%,	2/15/14 - 1/15/39	1,906	1,991,992
7.00%,	4/15/13 - 10/15/31	509	538,593
7.50%,	3/15/24 - 3/15/32	179	189,877
8.00%,	12/15/22 - 6/15/31	111	117,801
8.50%,	11/15/17 - 3/15/31	41	45,080
9.00%,	4/15/18 - 11/15/24	36	39,245

Total US Government Agency Mortgage-Backed Securities - 60.9%			132,879,465

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

	US Government Agency Mortgage - Backed Securities - Collateralized Mortgage Obligations	Par (000)	Value

	Fannie Mae Trust:
	Series 2005-118 Class MC, 6%, 1/25/32	$1,470	$1,500,894
	Series 2006-116 Class VC, 6%, 2/25/16	1,414	1,411,176
	Freddie Mac Multiclass Certificates:
	Series 2684 Class SP, 4.986%, 1/15/33 (a) (g)	310	53,718
	Series 2870 Class AH, 5%, 12/15/23	755	759,012
	Series 3208 Class PS, 5.905%, 8/15/36 (a) (g)	1,454	179,457
	Series 3294 Class NA, 5.50%, 7/15/27	1,482	1,516,636
	Series 3316 Class SB, 6.005%, 8/15/35 (a) (g)	267	33,926

	Total US Government Agency Mortgage - Backed Securities -Collateralized Mortgage Obligations - 2.5%		5,454,819

State	Municipal Bonds

Illinois - 0.2%	Illinois State, GO, 5.10%, 6/01/33	457	401,447

Texas - 0.2%	Dallas, Texas, GO, Series C, 5.25%, 2/15/24 (h)	529	528,995

	Total Municipal Bonds - 0.4%		930,442

	Non-Government Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations - 4.1%	American Home Mortgage Assets Series 2006-6 Class A1A, 0.661%, 12/25/46 (a)	340	140,906
	Bear Stearns Adjustable Rate Mortgage Trust Series 2007-4 Class 22A1, 5.996%, 6/25/47 (a)	2,892	1,758,328
	Countrywide Alternative Loan Trust (a):
	Series 2006-01A0 Class 1A1, 3.216%, 8/25/46	292	125,148
	Series 2006-0A21 Class A1, 0.698%, 3/20/47	720	295,104
	Countrywide Home Loan Mortgage Pass-Through Trust:
	Series 2006-0A5 Class 2A1, 0.671%, 4/25/46 (a)	332	129,936
	Series 2007-16 Class A1, 6.50%, 10/25/37	895	606,999
	Credit Suisse Mortgage Capital Certificates Series 2006-8 Class 3A1, 6%, 10/25/21	445	261,422
	Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2006-0A1 Class A1, 0.671%, 2/25/47 (a)	444	180,385

	GSR Mortgage Loan Trust Series 2006-0A1 Class 2A1, 0.661%, 8/25/46 (a)	816	396,431
	Harborview Mortgage Loan Trust (a):
	Series 2005-8 Class 1A2A, 0.913%, 9/19/35	78	36,111
	Series 2006-9 Class 2A1A, 0.791%, 11/19/36	552	237,314
	JPMorgan Mortgage Trust:
	Series 2006-S2 Class 2A2, 5.875%, 7/25/36	198	145,848
	Series 2007-S1 Class 1A2, 5.52%, 3/25/22	149	101,000

	Residential Accredit Loans, Inc. Series 2006-QA9 Class A1, 0.651%, 11/25/36 (a)	2,121	904,643
	WaMu Mortgage Pass-Through Certificates, Class 1A (a):
	Series 2007-0A4 3.026%, 5/25/47	370	158,628
	Series 2007-0A5 3.006%, 6/25/47	653	297,454
	Wells Fargo Mortgage Backed Securities Trust Series 2004-S Class A6, 3.741%, 9/25/34 (a)	2,080	2,028,609

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

	Non-Government Agency Mortgage-Backed Securities	Par (000)	Value

	Zuni Mortgage Loan Trust Series 2006-0A1 Class A1, 0.601%, 8/25/36 (a)	$1,285	$1,218,091

			9,022,357

Commercial Mortgage-Backed Securities - 10.7%	Bank of America Commercial Mortgage, Inc.:
	Series 2002-PB2 Class A3, 6.085%, 6/11/35	511	504,728
	Series 2005-4 Class A5A, 4.933%, 7/10/45	1,161	941,893
	Bear Stearns Commercial Mortgage Securities Series 2005-PWR8 Class AJ, 4.75%, 6/11/41	829	364,057
	CS First Boston Mortgage Securities Corp. Series 2001-CK1 Class C, 6.73%, 12/18/35	918	900,357
	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4, 5.322%, 12/11/49	210	146,600
	First Union NB-Bank of America Commercial Mortgage Trust Series 2001-C1 Class A2, 6.136%, 3/15/33	1,169	1,143,528
	GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A2, 4.353%, 6/10/48	1,401	1,311,799
	GS Mortgage Securities Corp. II:
	Series 2004-GG2 Class A5, 5.279%, 8/10/38 (a)	993	834,853
	Series 2005-GG4 Class A4, 4.761%, 7/10/39	1,127	911,182
	JPMorgan Chase Commercial Mortgage Securities Corp.:
	Series 2001-CIB3 Class A3, 6.465%, 11/15/35	1,290	1,248,099
	Series 2001-CIB3 Class B, 6.678%, 11/15/35	1,108	1,070,062
	Series 2001-CIBC Class B, 6.446%, 3/15/33	1,557	1,463,312
	Series 2005-LDP4 Class AM, 4.999%, 10/15/42 (a)	935	549,048
	Series 2006-LDP7 Class A4, 5.875%, 4/15/45 (a)	1,399	1,116,062
	LB-UBS Commercial Mortgage Trust:
	Series 2005-C2 Class A2, 4.821%, 4/15/30	2,010	1,908,499
	Series 2008-C1 Class A2, 6.15%, 4/15/41 (a)	380	291,931
	Morgan Stanley Capital I:
	Series 2003-IQ4 Class A2, 4.07%, 5/15/40	993	854,665
	Series 2005-T19 Class A2, 4.725%, 6/12/47	1,286	1,178,891
	Series 2007-HQ13 Class A1, 5.357%, 12/15/44	2,069	1,919,594
	Series 2007-IQ15 Class A4, 5.881%, 6/11/49 (a)	1,890	1,400,251
	Series 2007-IQ16 Class A4, 5.809%, 12/12/49	135	101,089
	Series 2007-T27 Class A4, 5.804%, 6/13/42 (a)	2,175	1,660,317

	Wachovia Bank Commercial Mortgage Trust Series 2006-C29 Class A4, 5.308%, 11/15/48	1,960	1,468,806

			23,289,623

	Total Non-Government Agency Mortgage-Backed Securities - 14.8%		32,311,980

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

	US Government Obligations	Par (000)	Value

	Fannie Mae:
	5.25%, 8/01/12	$1,145	$1,206,853
	2.875%, 12/11/13	2,125	2,175,525
	5.125%, 1/02/14	1,835	1,939,155
	Federal Home Loan Banks:
	5.53%, 11/03/14	1,995	2,071,500
	5.625%, 6/11/21 (i)	2,440	2,811,502
	Federal Home Loan Bank of Chicago, 5.625%, 6/13/16	1,135	1,191,792
	Private Export Funding Corp., 3.55%, 4/15/13	2,500	2,604,665
	Tennessee Valley Authority Series E, 6.25%, 12/15/17	710	869,173
	U.S. Treasury Inflation Indexed Bonds:
	2.375%, 1/15/25	835	943,195
	2%, 1/15/26	575	591,198
	1.75%, 1/15/28	715	683,132
	U.S. Treasury Notes:
	4%, 8/15/18	345	398,394
	3.75%, 11/15/18	1,540	1,743,326

	Total US Government Obligations - 8.8%		19,229,410

Industry	Capital Trusts

Capital Markets - 0.2%	Credit Suisse Guernsey Ltd., 5.86% (a)(b)	947	441,996
	Lehman Brothers Holdings Capital Trust VII, 5.857% (b)(c)	85	9

			442,005

Commercial Banks - 0.4%	Barclays Bank Plc, 7.434% (a)(b)(d)	485	245,206
	Wachovia Corp., Series K, 7.98% (a)(b)	835	711,754

			956,960

Diversified Financial Services - 1.1%	Bank of America Corp., Series K, 8% (a)(b)	730	525,080
	Citigroup Capital XXI, 8.30%, 12/21/57 (a)	310	239,083
	JPMorgan Chase Capital XXV, 6.80%, 10/01/37 (e)	1,700	1,566,355

			2,330,518

Insurance - 0.4%
	American International Group, Inc., 8.175%, 5/15/58 (a)(d)	945	367,629
	Chubb Corp., 6.375%, 3/29/67 (a)	266	164,971
	Progressive Corp., 6.70%, 6/15/37 (a)	450	221,212

			753,812

	Total Capital Trusts - 2.1%		4,483,295

	Total Long-Term Investments (Cost - $265,197,864) - 117.1%		255,286,832

	Options Purchased	Contracts (j)

Over the Counter Put Swaptions	Pay a fixed rate of 5.78% and receive a floating rate based on 3-month LIBOR, expiring August 2010, Broker Deutsche Bank AG	12	59,256

	Total Options Purchased (Cost - $459,600) - 0.0%		59,256

	Total Investments Before TBA Sale Commitments (Cost - $265,657,464*) - 117.1%		255,346,088

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

TBA Sale Commitments		Par (000)	Value

Fannie Mae Dwarf 4.50%		$(6,800)	$(6,948,750)
Fannie Mae Guaranteed Pass Through Certificates:
6.00%,	2/01/13 - 1/15/39	(500)	(514,688)
6.50%,	12/01/25 - 10/01/36	(800)	(830,750)
Freddie Mac Mortgage Participation Certificates:
4.50%,	2/01/11 - 12/01/35	(5,300)	(5,417,596)
5.00%,	7/01/21 - 2/01/36	(3,300)	(3,372,625)
5.50%,	12/01/16 - 9/01/38	(1,900)	(1,944,532)
6.00%,	4/01/16 - 8/01/38	(2,000)	(2,060,000)
Ginnie Mae MBS Certificates:
5.50%,	1/15/39	(800)	(822,752)
6.00%,	4/20/26 - 1/15/39	(6,000)	(6,189,372)
6.50%,	2/15/14 - 1/15/39	(1,800)	(1,871,439)

Total TBA Sale Commitments (Proceeds - $29,765,793) - (13.8)%			(29,972,504)

Total Investments, Net of TBA Sale Commitments - 103.3%			225,373,584
Liabilities in Excess of Other Assets - (3.3)%			(7,246,991)

Net Assets - 100.0%			$218,126,593

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$265,179,040

	Gross unrealized appreciation	$5,320,889
	Gross unrealized depreciation	(15,153,841)

	Net unrealized depreciation	$(9,832,952)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is perpetual in nature and has no stated maturity date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of the security has been pledged as collateral in connection with swaps.

(f)	Represents or includes a “to-be-announced” transaction. The Series has committed to purchasing securities for which all specific information is not available at this time.

(g)	Represents the interest only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(h)	Represents a step bond. Rate shown is as of report date.

(i)	All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

(j)	One contract represents a notional amount of $1,000,000.

•	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sale Cost	Realized Gain	Income

The PNC Funding Corp., 4.20%, 3/10/08	—	$367,827	$173	$2,887

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Financial futures contracts purchased as of December 31, 2008 were as follows:

			Expiration	Face	Unrealized
	Contracts	Issue	Date	Value	Appreciation

	167	10-Year US Treasury Bond	March 2009	$20,499,977	$500,273
	82	30-Year US Treasury Bond	March 2009	$10,698,322	621,522

	Total				$1,121,795

•	Financial futures contracts sold as of December 31, 2008 were as follows:

			Expiration	Face	Unrealized
	Contracts	Issue	Date	Value	Depreciation

	3	2-Year US Treasury Bond	March 2009	$649,939	$(4,249)
	257	5-Year US Treasury Bond	March 2009	$30,296,674	(300,381)
	16	Euro Dollar Future	June 2010	$3,848,269	(82,131)

	Total				$(386,761)

•	Interest rate swaps outstanding as of December 31, 2008 were as follows:

	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Pay a fixed rate of 2.898% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG Expires September 2010	$20,200	$(496,804)

Receive a fixed rate of 4.87% and pay a floating rate based on 3-month LIBOR Broker, UBS AG Expires September 2012	$43,000	4,565,964

Receive a fixed rate of 3.6475% and pay a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires September 2013	$30,700	2,136,112

Pay a fixed rate of 5.762% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG Expires July 2017	$25,200	(6,387,259)

Receive a fixed rate of 5.324% and pay a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires August 2017	$11,500	2,554,120

Pay a fixed rate of 4.585% and receive a floating rate based on 3-month LIBOR Broker, Credit Suisse International Expires January 2018	$2,500	(419,411)

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008

	Notional Amount (000)	Unrealized Appreciation (Depreciation)

Pay a fixed rate of 4.205% and receive a floating rate based on 3-month LIBOR Broker, Deutsche Bank AG Expires September 2018	$19,300	$(2,756,602)

Receive a fixed rate of 4.50% and pay a floating rate based on 3-month LIBOR Broker, Citibank N.A. Expires October 2018	$8,400	1,416,492

Total		$612,612

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2008

•

Effective January 1, 2008, the Series adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 - price quotations in active markets/exchanges for identical securities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Series’ own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Series’ investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments*

	Assets	Liabilities	Assets	Liabilities

Level 1	—	—	$1,121,795	$(386,761)
Level 2	$255,286,832	$(29,972,504)	10,731,944	(10,060,076)
Level 3	—	—	—	—

Total	$255,286,832	$(29,972,504)	$11,853,739	$(10,446,837)

*	Other financial instruments are swaps, futures and options.

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series

Statement of Assets and Liabilities

December 31, 2008

Assets:	Investments at value - unaffiliated (cost - $265,657,464)	$255,346,088
	Unrealized appreciation on swaps	10,672,689
	Cash	20,965,912
	Investments sold receivable	30,692,565
	Interest receivable	1,704,107
	Swaps receivable	1,517,164
	Principal paydowns receivable	15,285
	Prepaid expenses	8,039
	Other assets	27,147

	Total assets	320,948,996

Liabilities:	TBA sale commitments at value (proceeds - $29,765,793)	29,972,504
	Unrealized depreciation on swaps	10,060,076
	Investments purchased payable	59,689,714
	Withdrawals payable to investors	1,303,961
	Swaps payable	1,291,556
	Margin variation payable	407,803
	Other accrued expenses payable	63,217
	Investment advisory fees payable	1,928
	Other affiliates payable	1,129
	Officer’s and Directors’ fees payable	69
	Other liabilities	30,446

	Total liabilities	102,822,403

Net Assets:	Net assets	$218,126,593

Net Assets Consist of:	Investors’ capital	$227,297,034
	Net unrealized appreciation/depreciation	(9,170,441)

	Net assets	$218,126,593

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series

Statement of Operations

Year Ended December 31, 2008

Investment Income:	Interest	$18,120,884
	Income-affiliated	2,887

	Total income	18,123,771

Expenses:	Accounting services	145,003
	Professional	75,273
	Pricing	68,871
	Custodian	49,417
	Investment advisory	35,722
	Officer and Directors	20,702
	Printing	6,443
	Miscellaneous	15,408

	Total expenses excluding interest expense	416,839
	Interest expense	80,951

	Total expenses	497,790
	Less fees paid indirectly	(4,791)

	Total expenses after fees paid indirectly	492,999

	Net investment income	17,630,772

Realized and Unrealized Gain (Loss):	Net realized gain (loss) from:
	Investments (including $173 from affiliates)	(1,355,551)
	In-kind redemption	(9,144,275)
	Futures and swaps	3,732,928
	Options written	31,137

		(6,735,761)

	Net change in unrealized appreciation/depreciation on:
	Investments	(13,544,465)
	Futures and swaps	678,147
	Options written	(4,923)
	TBA sale commitments	69,009

		(12,802,232)

	Total realized and unrealized loss	(19,537,993)

	Net Decrease in Net Assets Resulting from Operations	$(1,907,221)

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series

Statements of Changes in Net Assets

		Year Ended December 31,

	Increase (Decrease) in Net Assets:	2008	2007

Operations:	Net investment income	$17,630,772	$25,332,419
	Net realized loss	(6,735,761)	(901,688)
	Net change in unrealized appreciation/depreciation	(12,802,232)	5,916,943

	Net increase (decrease) in net assets resulting from operations	(1,907,221)	30,347,674

Capital Transactions:	Proceeds from contributions	43,322,651	38,101,851
	Fair value of withdrawals	(209,300,745)	(477,888,382)

	Net decrease in net assets derived from capital transactions	(165,978,094)	(439,786,531)

Net Assets:	Total decrease in net assets	(167,885,315)	(409,438,857)
	Beginning of year	386,011,908	795,450,765

	End of year	$218,126,593	$386,011,908

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series

Financial Highlights

		Year Ended December 31,

		2008	2007	2006	2005	2004

Total Investment Return:	Total investment return	1.59%	6.83%	4.48%	2.48%	4.58%

Ratios to Average Net Assets:	Total expenses after fees paid indirectly and excluding interest expense	0.11%	0.11%	0.08%	0.06%	0.06%

	Total expenses	0.14%	0.11%	0.08%	0.06%	0.06%

	Net investment income	4.92%	5.12%	4.94%	4.41%	4.13%

Supplemental Data:	Net assets, end of year (000)	$218,127	$386,012	$795,451	$1,004,583	$840,221

	Portfolio turnover	464%[1]	193%	155%	147%	159%

[1]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 298%.

See Notes to Financial Statements.

Master Core Bond Enhanced Index Series
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

Master Core Bond Enhanced Index Series (the “Series”), a non-diversified, management investment company, is part of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Series subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation of Investments: The Series values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Series’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. The fair value of asset backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Financial futures contracts—The Series may purchase or sell financial futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Options—The Series may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When the Series purchases (writes) an option, an amount equal to the premium paid (received) by the Series is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Series writes a call option, such option is “covered,” meaning that the Series holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Series writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Series in a securities lending transaction.

In purchasing and writing options, the Series bears the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in the Series purchasing a security at a price different from the current market value. The Series may execute transactions in both listed and OTC options. Transactions in certain OTC options may expose the Series to the risk of default by the counterparty to the transaction.

•

Swaps—The Series may enter into swap agreements, in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Series are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit Default Swaps — The Series may enter into credit default swaps for investment purposes or to manage its credit risk. The Series enters into credit default agreement to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). The Series may either buy or sell (write) credit default swaps. As a buyer, the Series will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Series will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Series may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

Interest Rate Swaps — The Series may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Total Return Swaps — The Series may enter into total return swaps for investment purposes or to manage their interest rate risk. Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Series will receive a payment from or make a payment to the counterparty.

•

Swaptions — Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Asset-Backed and Mortgage-Backed Securities: The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Series may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-

related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Series invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Collateralized Mortgage Obligations: The Series may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”). These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. The markets for CMOs may be more illiquid than those of other securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage -backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in IOs.

Dollar, Mortgage and Treasury Rolls: The Series may sell mortgage-backed securities or US Treasury securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. Pools of mortgages collateralizing mortgage dollar roll securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Series will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Series, and the income from these investments will generate income for the Series.

These techniques involve the risk that the market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Series.

Stripped Mortgage-Backed Securities: The Series may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Series also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: The Series may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Series’ other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, options, swaps, written options, or financial futures contracts), the Series will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Series may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, swaps and written options).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Series’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services

Group, Inc. (“PNC”) are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Series. For such services, the Series pays the Advisor a monthly fee at an annual rate of 0.01% of the average daily value of the Series’ net assets. The Advisor has entered into a contract with the Master LLC, on behalf of the Series, that provides that the investment advisory fee of a certain feeder fund, will not exceed a specified amount. The combined advisory and administration fees for this Series did not exceed the specified amount, therefore no fees were waived.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Advisor.

For the year ended December 31, 2008, the Series reimbursed the Advisor $6,027 for certain accounting services, which is included in accounting services in the Statement of Operations.

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are on the Statement of Operations as fees paid indirectly.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. The Series reimburses the Advisor for its allocated share of compensation paid to the Master LLC’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions and excluding short-term securities and US government securities), for the year ended December 31, 2008 were $1,403,016,813 and $1,507,184,539, respectively.

For the year ended December 31, 2008, purchases and sales of US government securities were $ 205,782,717 and $213,431,347, respectively.

For the year ended December 31, 2008, purchases and sales of mortgage dollar rolls were $574,881,442 and $597,056,918, respectively.

Transactions in call options written for the year ended December 31, 2008 were as follows:

	Contracts [1]	Premiums Received

Outstanding call options written, beginning of year	37	$21,110
Options written	19	10,026
Options expired	(56)	(31,136)

Outstanding call options written, end of year	—	—

[1]	One contract represents a notional amount of $1,000,000.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Series paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Series pays a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Series did not borrow under the credit agreement during the year ended December 31, 2008.

5. Average Borrowings:

For the year ended December 31, 2008, the Series’ average borrowings were approximately $4,942,000 and the daily weighted average interest rate was 1.61%.

6. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the companies whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Series may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Series to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Series’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Series’ Statement of Assets and Liabilities.

The Series invests a significant portion of its assets in securities in the financial services industry. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting the financial services industry would have a greater impact on the Series, and could affect the value, income and/or liquidity of positions in such securities.

7. Subsequent Event:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Investors and Board of Directors of
Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Core Bond Enhanced Index Series, one of the portfolios constituting Quantitative Master Series LLC (the “Master LLC”), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Core Bond Enhanced Index Series of Quantitative Master Series LLC as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 27, 2009

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors [1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Co-Chair of the Board of Directors and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Co-Chair of the Board of Directors and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.

				34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.

				34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Director	Since 2007	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.

				34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Formerly Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.

				34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; Formerly President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Formerly Director, Inter- Tel from 2006 to 2007.

			34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Formerly Director, Indotronix International (IT services) from 2004 to 2008; Director, Tippman Sports (recreation) since 2005.

			34 Funds 81 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows directors as joining the Master LLC’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim since 1998; Ronald W. Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995; Herbert I. London since 1987; Cynthia A. Montgomery since 1994; Joseph P. Platt since 1999; Robert C. Robb, Jr. since 1999; Toby Rosenblatt since 2005; Kenneth L. Urish since 1999 and Frederick W. Winter since 1999.

Interested Directors [1] Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

			174 Funds 286 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed- end funds in the BlackRock fund complex from 1989 to 2006.

			174 Funds 286 Portfolios	None

[1]

Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Master LLC Officers [1] Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Master LLC President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Master LLC serve at the pleasure of the Board of Directors.

Additional Information

Custodian
JPMorgan Chase Bank
Brooklyn, NY 11245

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Availability of Quarterly Schedule of Investments

The Series files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC -0330.

Availability of Proxy Voting

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov. Information about how the Series voted proxies relating to securities held in the Series’ portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC	$ 40,300	$ 42,900	$ 0	$ 0	$ 22,700	$ 22,700	$ 0	$ 0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC	$427,700	$307,200

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $405,000, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

By:	/s/ Donald C. Burke

Donald C. Burke
Chief Executive Officer of
Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke

Donald C. Burke
Chief Executive Officer (principal executive officer) of
Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Date: February 23, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Date: February 23, 2009